FIRST AMENDMENT
                 TO SECOND AMENDED AND RESTATED
                  LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is dated effective as of January 1, 2000, and entered into by and between BANK OF AMERICA, N.A. ("Lender") and LSB INDUSTRIES, INC. ("LSB"), SUMMIT MACHINE TOOL MANUFACTURING CORP. ("Summit") and MOREY MACHINERY MANUFACTURING CORPORATION ("Morey") LSB, Summit and Morey being collectively referred to herein as "Borrower").

     WHEREAS, Lender and Borrower have entered into that  certain
Second Amended and Restated Loan and Security Agreement dated as of May 10, 1999 (the "Agreement");

     WHEREAS,  the  Agreement  provides that  when  a  "Springing
Covenant Event" (as defined therein) occurs, four financial covenants become effective; and

     WHEREAS, certain affiliates of Borrower identified as the CCI Borrower Subsidiaries under the Agreement have made an interest payment under the Bond Indenture on or before December 31, 1999, which has resulted in the occurrence of the Springing Covenant Event; and

     WHEREAS, when the two financial covenants become effective, Borrower will be in default with respect to each covenant (the "Financial Covenant Defaults"), and Borrower has requested that Lender forebear from exercising its rights and remedies as the result of the Financial Covenant Defaults for a 60-day period; and

     WHEREAS, the Borrower desires that the Lender amend the Agreement in certain respects and forebear from exercising certain remedies; and

     WHEREAS, the Lender is willing to amend the Agreement and to grant Borrower's forebearance request subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                           ARTICLE I
                           _________

                          Definitions
                          ___________

     Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                           ARTICLE II
                           __________

                           Amendments
                           __________

     Section 2.01 The following definitions are hereby amended in their entirety to read as follows:

          "Availability  Reductions"  means  the   sum   of   the
          following amounts:

               (i)  the  unpaid balance of outstanding  Revolving
                    Loans at such time;

               (ii) one  hundred percent (100%) of the  aggregate
                    undrawn face amount of all outstanding Letters of Credit at such time which the Lender has, or has caused to be, issued or obtained for any Borrower's account;

              (iii) reserves  for accrued interest  on  the
                    Revolving Loans which is past due;

               (iv) the Environmental Compliance Reserve;

               (v)  the Permanent Reserve; and

               (vi) all   other  reasonable  reserves  which  the
                    Lender in its reasonable discretion deems necessary or desirable to maintain with respect to any Borrower's account, including, without limitation, any amounts which the Lender could reasonably be obligated to pay within a six-month period for the account of such Borrower.

          "Bank" means Bank of America, National Association.

          "Maximum  Revolving  Credit Line" means  Fifty  Million
     Dollars    ($50,000,000)   less   the   Gross   Availability
     Reductions.

     Section 2.02 The following new definition is hereby added to the Agreement:

          "Permanent    Reserve"   means   a   reserve    against
     Availability of $5,000,000 which shall remain in effect until the Termination Date.

     Section 2.03 A new Section 9.19 is hereby added to the Agreement which reads as follows:

               "Section  9.19.   Minimum  Availability.
          The  LSB  Consolidated Borrowing Group  shall
          maintain   at  all  times  unused   aggregate
          Availability  under  all of  the  LSB-Related
          Loan Agreements of at least $2,500,000."

                          ARTICLE III
                          ___________

                     Forebearance Agreement
                     ______________________

     Section 3.01. Forebearance. As of this date Borrower has defaulted under the financial covenants set forth in Sections
9.16 and 9.17 of the Agreement (the "Financial Covenant Defaults"). Borrower has requested that, with respect to the Financial Covenant Defaults only, Lender to forebear from exercising its rights and remedies under the Agreement for a 60-day period commencing on January 1, 2000, and Lender has agreed to temporarily forebear from exercising its rights and remedies solely with respect to the Financial Covenant Defaults for a period of 60 days or for so long as Lender, in its sole discretion, deems appropriate. Further, during the 60-day period of forebearance, Borrower shall not be subject to any default rate of interest and the Letter of Credit Fee and Swap Transaction Fee shall not be subject to any increases resulting from any Event of Default as provided under the Agreement.

                           ARTICLE IV
                           __________

         Ratifications, Representations and Warranties
         _____________________________________________

     Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that the execution, delivery and performance of this Amendment and all other loan, amendment or security documents to which Borrower is or is to be a party hereunder (hereinafter referred to collectively as the "Loan Documents") executed and/or delivered in connection herewith, have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower.

                           ARTICLE V
                           _________

                      Conditions Precedent
                      ____________________

     Section  5.01.   Conditions.   The  effectiveness  of   this
Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

          (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

             (i) Company Certificate. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying (A) that Borrower's Board of Directors has met and adopted, approved, consented to and ratified the resolutions attached thereto which authorize the execution, delivery and performance by Borrower of the Amendment and the Loan Documents, (B) the names of the officers of Borrower authorized to sign this Amendment and each of the Loan Documents to which Borrower is to be a party hereunder, (C) the specimen signatures of such officers, and (D) that neither the Articles of Incorporation nor Bylaws of Borrower have been amended since the date of the Agreement;

           (ii) No Material Adverse Change. There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral since October 31, 1999, and except as disclosed to Lender by Borrower during a meeting between Lender and Borrower on December 8, 1999, and the Lender shall have received a certificate of Borrower's chief executive officer to such effect;

          (iii)       Other  Documents.   Borrower   shall   have
          executed   and  delivered  such  other  documents   and
          instruments as well as required record searches as Lender may require.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

          (c) Forebearance Fee. The CCI Borrower Subsidiaries shall have paid to Lender a forebearance fee of $150,000, which shall also be applied to the fees resulting from any subsequent amendments to the Agreement.

                           ARTICLE VI
                           __________

                         Miscellaneous
                         _____________

     Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

     Section 6.02. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 6.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.04. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF OKLAHOMA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

     Section 6.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Lender may assign any or all of its rights or obligations hereunder without the prior consent of Borrower.

     Section 6.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.07. Effect of Waiver. No consent or waiver, express or implied, by Lender to or of any breach of or deviation from any covenant or condition of the Agreement or duty shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Amendment, the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Amendment, the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section   6.08.   Headings.   The  headings,  captions   and
arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.09. Releases. As a material inducement to Lender to enter into this Amendment, Borrower hereby represents and warrants that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Agreement or the other Loan Documents. Borrower hereby releases, acquits, and forever discharges Lender, and its successors, assigns, and predecessors in interest, their parents, subsidiaries and affiliated organizations, and the officers, employees, attorneys, and agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature, or character, at law or in equity, which Borrower now has or may have ever had against any of the Released Parties, including, but not limited to, those relating to (a) usury or penalties or damages therefor, (b) allegations that a partnership existed between Borrower and the Released Parties, (c) allegations of unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of commercial reasonableness or special relationships, such as fiduciary, trust or confidential relationships, (d) allegations of dominion, control, alter ego, instrumentality, fraud, misrepresentation, duress, coercion, undue influence, interference or negligence,
(e) allegations of tortious interference with present or prospective business relationships or of antitrust, or (f) slander, libel or damage to reputation, (hereinafter being collectively referred to as the "Claims"), all of which Claims are hereby waived.

     Section 6.10. Expenses of Lender. Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel and (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel.

     Section 6.11. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective the date first above written.

                         "BORROWER":

                         LSB INDUSTRIES, INC.


                         By:   /s/ Jack E. Golsen
                            _________________________________
                         Name:  Jack E. Golsen
                             ________________________________
                         Title: Board Chairman and President
                             ________________________________


                         SUMMIT MACHINE TOOL MANUFACTURING CORP.


                         By:   /s/ Jack E. Golsen
                            __________________________________
                         Name:  Jack E. Golsen
                            __________________________________
                         Title: Board Chairman
                            __________________________________


                         MOREY MACHINERY MANUFACTURING
                         CORPORATION


                         By:  /s/ Jack E. Golsen
                            _________________________________
                         Name:   Jack E. Golsen
                            _________________________________
                         Title:  Board Chairman
                            _________________________________


                         "LENDER"

                         BANK OF AMERICA, NATIONAL ASSOCIATION


                         By:  /s/ Michael J. Jasaitis
                            __________________________________
                            Michael J. Jasaitis, Vice President